UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2007

DOBSON COMMUNICATIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Oklahoma	000-29225	73-1513309
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
14201 Wireless Way
Oklahoma City, Oklahoma, 73134
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (405) 529-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release dated February 14, 2007
Transcript of Fourth Quarter Earnings Conference Call
Press Release

Item 2.02 Results of Operations and Financial Condition
     On February 14, 2007, Dobson Communications Corporation (the “Company”) issued a press release announcing its results for its fourth quarter ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item by reference.
     On February 15, 2007, the Company held a conference call to report the Company’s results for its fourth quarter ended December 31, 2006. A transcript of the conference call is attached as Exhibit 99.2 and is incorporated into this Item by reference.
     This information (including the Exhibits) is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.
Item 8.01 Other Events
     On February 15, 2007, the Company issued a press release announcing that its wholly owned subsidiary American Cellular Corporation (“American Cellular”) commenced a cash tender offer for any and all of American Cellular’s $900 million aggregate principal amount of 10% Senior Notes due 2011 (CUSIP No. 025058AG3) (the “Notes”) and a consent solicitation to amend the terms of the Notes and related indenture. A copy of the press release is attached as Exhibit 99.3 and is incorporated into this Item by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits:
99.1	Press Release dated February 14, 2007

99.2	Transcript of fourth quarter earnings conference call on February 15, 2007

99.3	Press Release dated February 15, 2007

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOBSON COMMUNICATIONS CORPORATION
Date: February 16, 2007	By:	/s/ Ronald L. Ripley
		Name:	Ronald L. Ripley
		Title:	Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 14, 2007

99.2	Transcript of fourth quarter earnings conference call on February 15, 2007

99.3	Press Release dated February 15, 2007

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